Exhibit 99.1
Clearwire Investor Presentation June 2008

Forward Looking Statements Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the securities laws. The statements in this presentation regarding agreements between Sprint and Clearwire and the investors and the benefits to Clearwire of the arrangements contemplated by the agreements; plans for the development and deployment of a broadband network based on WiMAX technology; the timing, availability, capabilities, coverage, and costs of the WiMAX network; products and services to be offered on the WiMAX network; the expected closing date of the transaction; and other statements that are not historical facts are forward-looking statements. The words "will," "would," "may," "should," "estimate," "project," "forecast," "intend," "expect," "believe," "target," "designed" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management's judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Future performance cannot be assured. Actual results may differ materially from those in the forward-looking statements due to a variety of factors, including, but not limited to: the ability of Sprint and Clearwire to complete the merger and other transactions contemplated by the definitive agreements and satisfy the conditions thereunder, including obtaining Clearwire stockholder, FCC and Department of Justice approvals; the uncertainties related to the implementation of each company's respective WiMAX business strategies; the costs and business risks associated with deploying a WiMAX network and offering products and services utilizing WiMAX technology; the inability of third-party suppliers, software developers and other vendors to perform requirements and satisfy obligations necessary to create products and software designed to support WiMAX features and functionality, under agreements with one or both of Sprint and Clearwire; the impact of adverse network performance; other risks referenced from time to time in Clearwire's filings with the Securities and Exchange Commission, including in the Form 10-K for the year ended December 31, 2007, and the Form 10-Q for the quarter ended March 31, 2008, in Part I, Item 1A, "Risk Factors." Clearwire believes the forward-looking statements in this presentation are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this presentation. Clearwire is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this presentation. Important Additional Information will be Filed with the SEC In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the Securities and Exchange Commission. CLEARWIRE SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED TRANSACTIONS. The final proxy statement/prospectus will be mailed to shareholders of Clearwire. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov, or by directing a request to Clearwire Investor Relations at investorrelations@clearwire.com or (425) 216-4735. In addition, investors and security holders may access copies of the documents filed with the SEC by Clearwire on Clearwire's website at www.clearwire.com, when they become available. Participants in Solicitation Sprint, Clearwire and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information concerning Sprint's participants is set forth in the proxy statement dated March 27, 2008 for Sprint's 2008 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Clearwire's participants is set forth in the proxy statement dated April 29, 2008 for Clearwire's annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Sprint and Clearwire in the solicitation of proxies in respect of the proposed transactions will be included in the registration statement and proxy statement/prospectus contained therein, to be filed with the SEC. Once filed, those documents will be available free of charge at the websites of the SEC and Clearwire.

Bringing All of the Pieces Together "Clearwire is an unprecedented opportunity." ~ Comcast CEO Brian Roberts Next Generation Technology Expansive Market Opportunity Access to Existing Infrastructure Experienced Management Team Time-to- Market Advantage Optimal 4G Spectrum Superior Economics Distribution Partners

The New Clearwire 49 - 52% Ownership New Existing Shareholders 25 - 28% Ownership 20 - 25% Ownership Notes: (1) Ownership percentages based on in-the-money fully diluted shares assuming a final price of $20 / share and 725MM total in-the-money fully diluted shares. Actual ownership will depend on actual price of investment by strategic investors between $17 and $23 per share depending on price of the company over the measurement period. (2) Additional $10MM to be invested by Trilogy Equity Partners. Investment 1,000 $1,050 500 550 100 $3,200 Total Cash Investment STRATEGIC INVESTORS ($MM) (2) 6.9 7.2% 3.4 3.8 0.7 22.0% %Ownership (1) (1) (1) (1)

New Commercial Relationships Improve Business Opportunity Jointly develop "Powered by Google" open architecture devices using the Android Platform. Desktop and mobile content and applications available on 4G network. Web and local search provider to Clearwire. Search and advertising revenue sharing arrangement. Mobile WiMAX wholesale arrangement providing access to 50MM+ wireless subscribers. 2G/3G wholesale arrangement enables dual mode devices. Pricing on 2G/3G allows volume aggregation with cable companies. Towers, direct internet access and other infrastructure. Leverage Sprint's enterprise sales workforce. Intel to develop and support embedded WiMAX chipsets in PCs, mobile Internet devices and enabling CE devices. Marketing and co-branding commitments to Clearwire.

Strategic fit with existing MSO service. Mobile WiMAX wholesale arrangements providing access to 40MM+ cable households. Jointly develop, test and launch 4G applications and services and 3G/4G dual mode products. "The new Clearwire company has little in common with the Pivot joint venture. First, the cable companies will have wide marketing flexibility and, utilizing a simple and tested MVNO business arrangement, be able to price and bundle their wireless offers under their own brands. Perhaps most important, the new Clearwire is not a joint venture - it will be an independent company with an experienced, independent management team, and with strategic investors that have a tremendous incentive to see the new Clearwire succeed." ~ Sprint CEO Dan Hesse New Commercial Relationships Improve Business Opportunity (cont'd)

Management Team and Governance Management Team Benjamin G. Wolff, CEO (CLWR) Barry West, President and Chief Architect (XOHM) Perry Satterlee, COO (CLWR) Initial Board of Directors Craig O. McCaw, Chairman (Independent) Dan Hesse, CEO, Sprint Nextel Brian Roberts, CEO, Comcast Glenn Britt, CEO, Time Warner Cable Paul Otellini, CEO and President, Intel John Stanton, Former CEO, VoiceStream and Western Wireless (Independent) Sprint Nextel - 5 remaining directors Independents - 2 Changes in CEO and CEO's direct reports require approval of 10 out of 13 directors. Material acquisitions or divestitures require approval of 10 out of 13 directors. No shareholder veto rights other than changes to articles and bylaws, board size, changes to corporate structure and tax allocations, and activities outside the scope of Clearwire's planned business. Key Governance Provisions

Conditions to Closing HSR expiration. FCC consent. No imposition of burdensome obligations or restrictions on any party by the FCC or DOJ. Sprint and Clearwire to maintain 95% of current U.S. spectrum holdings. Receive consent or refinance Clearwire's existing debt. Clearwire shareholder approval. No material adverse change with respect to Sprint's XOHM division or Clearwire's assets or liabilities except as permitted for additional indebtedness (No MAC out relating to operations - balance sheet test only).

Vision: Seamless Nationwide 4G Communications Residential Broadband Mobile Broadband Mobile Voice Residential Voice + + + +

Revenue Opportunities from a Single Network Residential Broadband Residential Voice Mobile Broadband Mobile Voice Mobile Entertainment Potential Monthly Spend with Clearwire Typical Market Rates $20 - $45 $20 - $35 $39 - $79 $30 - $99 ?? $109 - $258 Initial Markets Q1'08: 21% Market EBITDA Margin 13% Household Penetration (1) Note: (1) Initial markets are domestic markets launched prior to 2006. Illustrative Revenue per MB $0.01 $0.25 ?? $0.15 $0.06 15x 25x 6x

Nationwide Service Offering and Strategic Differentiation Nationwide Mobile Broadband Nationwide Mobile Narrowband Voice & Data Nationwide Residential Broadband Nationwide Facilities Based Residential Voice Deep and Available Nationwide 4G Spectrum Access to Nationwide Infrastructure Embedded Chipset Model Low Cost per Bit Network Time to Market Advantage Service Offerings: Strategic Differentiation: Clearwire AT&T T-Mobile Verizon

Consumers Prefer WiMAX The offer consumers most prefer when factoring in the assumptions above: Source: In-Stat, In-Depth Analysis, June 2008 Coverage Speed Speed Description Usage Limits Where You Can Use It Price Everywhere Nationwide Very selected areas in most cities Everywhere in home city and 1/3 of major U.S. cites Down 600 kbps - 1.4 Mbps/up 350 -800 kbps Down 500 kbps - 2 Mbps/up 300 kbps - 1 Mbps Down 2 - 4 Mbps/up 1 Mbps Download 30 min itunes/TV show in 14 min Download 30 min itunes/TV show in 10 min Download 30 min itunes/TV show in 5 min Can't run peer-to-peer, sling box, video camera, etc. Monthly download cap - 5GB w\ possible service overage Unlimited Unlimited At home or in public Only in public At home or in public $60 - $70 per month $20 - $30 per month $40 - $50 per month WiMAX WiFi 3G/Cellular Coverage Speed Speed Usage Where You Price Description Limits Can Use It 3G/Cellular WiFi WiMAX

Spectrum Depth Drives Enhanced Services and New Capabilities

30 MHz

- 2-4 Mbps end user experience.
- Mobile VoIP service.
- Ancillary services: Email, IM, Push to x, etc.
- Mobile broadcast video (~20 channels).

60 MHz

- 4-6 Mbps end user experience.
- Video on demand for mobile media players.
- Mobile Video Conferencing.
- Advanced telematics and vehicle infotainment.
- Mobile broadcast video (~40 channels).

120 MHz

- 6-15 Mbps end user experience.
- HD Video on demand for mobile media players.
- CD quality streaming audio.
- Massively Multiplayer Online Gaming (MMOG).
- Heavy User & Player Created Content: Video Blogging, MMORPG, etc.
- Mobile broadcast video (~90 Channels).

©2008 Clearwire. All rights reserved.
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Clearwire's Spectrum Advantage - Average nationwide spectrum position of >120 MHz (2) 2.5 GHz Spectrum Advantages 22 MHz (1) 700 MHz Auction No single bidder acquired more than 22 MHz FDD per operator nationwide PCS/Cellular AWS/ESMR 95 MHz (1) Primarily used for voice Depth to deliver broadband content and services 2.5 GHz well positioned globally Source: SNL Financial Database as of May 2008 Notes: (1) Represents largest holding by a carrier. (2) Represents Clearwire's spectrum position post closing. (3) Includes spectrum acquired from Aloha Partners. Bn MHz-POPs Spectrum Holdings (U.S. Carriers) Existing Spectrum 700 MHz Spectrum 24.0 27.9 2.7 >42 18.2 3.2 (2) (3)

WiMAX Technology Showcase in Portland "We went on some test drives that were very exciting and three-way video conference calls were happening and it was astonishing... We were able to watch live video at 50 miles per hour." ~ Comcast CEO Brian Roberts

More than 115 active trials today. Source: Informa7 More than 281 WiMAX Deployments Today North America: 37 Service Providers 2 Countries Caribbean: 14 Service Providers 9 Countries Central/ South America: 41 Service Providers 17 Countries Europe: 89 Service Providers 41 Countries Middle East: 14 Service Providers 6 Countries Africa: 51 Service Providers 27 Countries North Asia: 5 Service Providers 3 Countries SE Asia: 20 Service Providers 10 Countries Australia/ New Zealand: 10 Service Providers 2 Countries

WiMAX Device Ecosystem Readiness Building the first real open network business model for devices and applications Elektrobit LG Electronics GE Gridnet, smart power meters Source: Industry Press Releases of Committed Product Intentions or Announcements Over 100 Certified Devices in 2009 >9 Silicon Vendors Silicon Vendors Design and Manufacturers Handset/CE Vendors Mobile Internet Devices PC Vendors New Application Areas

Clearwire WiMAX Portfolio (1) Clearwire Mobile Modems Embedded Services in Laptops, Netbooks & Mobile Internet Devices Mobile Broadband Services Residential Broadband & Voice Services Mobile Voice Services Mobile Entertainment, Digital Media ISP Service Portal, Mobile Video, And Advertising 3G Voice and Data MVNO Future Embedded Services in Consumer Electronics Future Consumer And Business 4G Phones Future Mobile Video and in Vehicle Services Future Unified Voice Services Development Partners Development Partners Note: (1) Represents Clearwire's portfolio post closing.

700 square miles of coverage 1.7M POPs covered (84% of Portland CMA) Portland Mobile WiMAX Coverage

Significant Spectrum Depth Required for Both Coverage and Capacity > 9.5 Mbps 6.3-9.5 Mbps 3.2-6.3 Mbps 1.6-3.2 Mbps < 1.6 Mbps 10 MHz Channel Ubiquitous mobile broadband requires a minimum of 30 MHz of usable spectrum. Downlink 4G peak rates with 3-sector sites 3 x 10 MHz Channels

Actual Mobile Drive Experience Location : Portland, OR Drive route : 17 miles Drive time : 30 mins Average Vehicle Speed : 35 mph Max Vehicle Speed : 55 mph Carrier 2 EVDO Rev A Carrier 1 EVDO Rev A Clearwire Mobile WiMAX Note: Drive tests were conducted at off-peak hours to minimize loading effects t =0 min t =30 min Carrier 3 HSPA Average Downlink Throughput (Kbps) CLWR 802.16e Carrier #1 EVDO - A Carrier #2 EVDO - A Carrier #3 HSPA Peak Rates 19 Mbps 2.4 Mbps 2.5 Mbps 1.9 Mbps Mean Rate 6.5 Mbps 0.7 Mbps 0.9 Mbps 0.9 Mbps Mean Latency 83 ms 168 ms 201 ms 354 ms

WiMAX Leads LTE in 4G Readiness

- WiMAX technology and product ecosystem has a 2 year+ time to market lead over LTE.
- 2G/3G transition to LTE is a "forklift" upgrade that requires:
  - New spectrum with wide channels.
  - Site upgrades (including backhaul) & new multimode devices that may further push out launch.
- Cellular incumbents may need to maximize returns on HSPA and EVDO investments before rolling out LTE.
- LTE IPR structure may hinder new entrants to ecosystem.
- Clearwire is the network provider best positioned to capture 4G momentum today:
  - Largest spectrum position targeting mobile internet.
  - Scalable and low-cost legacy-free, flat IP network.
  - More expansive and diverse ecosystem that includes vendors from the PC and CE industries. This is not just a phone ecosystem.

©2008 Clearwire. All rights reserved.
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Clearwire Today Operating 50 Markets worldwide covering over 16.5MM POPs. More than 440k Subscribers worldwide at end of Q1 '08. Recently launched PC Card and Residential VoIP. Q1'08 domestic ARPU was $36.10. Q1'08 domestic churn was 2.0%. Domestic spectrum of 15.4Bn MHz/POPs and International Spectrum of 8.7B MHz/POPs. Initial Markets have a household penetration of 13% primarily with the residential broadband service. The Initial Markets are domestic markets that have been launched before the beginning of 2006. Initial Market Performance Q306 Q406 Q107 Q207 Q307 Q407 Q108 GM 0.65 0.72 0.72 0.76 0.74 0.76 0.77 EBITDA Margin -0.42 -0.21 -0.03 0.05 0.1 0.11 0.21 Markets that are Market EBITDA Positive Q306 Q406 Q107 Q207 Q307 Q407 Q108 GM 1 4 10 14 20 24 27 Gross Margin Market EBITDA Margin 77% 21% 27

Clearwire Business Model Assumptions Nationwide Footprint Covering 200MM POPs. Revenue Segments include: Residential broadband, residential voice, mobile data, and mobile voice service to consumer, SOHO, mid-size and enterprise business. Subscriptions and occasional-use revenue. Embedded device with over-the-air activation as well as traditional distribution. Wholesale channel. Advertising and VAS. Backhaul revenue from Sprint. Access to Sprint's towers, network infrastructure and equipment at below market rates.

Founders' Wholesale Economics EBITDA for wholesale customer and retail customer is expected to be similar: Founding wholesale partners assume the cost of: CPGA Customer Care Customer Experience and Customer Management G&A Billing Trading revenue for cost avoidance. Expected to add scale more quickly resulting in lower cost and higher margin.

Projected Build and Subscriber Growth Retail Wholesale Totals (invisible) Stack 7 Stack 8 2009 1000 300 1300 2010 2800 1800 4600 2011 4800 3700 8500 2014 10500 9000 19500 2017 16600 14150 30750 ('000's) Retail Subscribers Wholesale Subscribers 60 - 80MM POPs Covered 120 - 140MM POPs Covered 140 - 160MM POPs Covered 200 - 220MM POPs Covered 180 - 200MM POPs Covered 1.2 RGU's 1.3 RGU's 1.5 RGU's 1.7 RGU's 1.6 RGU's

Projected Domestic Retail ARPU and Monthly Churn Projected Monthly Retail Average Revenue Per User ($) Projected Monthly Churn ARPU by Account ARPU by RGU Stack 8 2009 48.76 34.47 2010 55.53 40.98 2011 62.35 40.45 2014 63.93 36.5 2017 61.66 33.08 Data service revenues Stack 7 Stack 8 2009 0.029 2010 0.027 2011 0.026 2014 0.024 2017 0.024 ARPU by Account ARPU by RGU

Subscriber Acquisition Cost Trending Down Projected Subscriber Acquisition Cost ($) Account CPGA RGU CPGA 2009 582 436 2010 408 278 2011 415 231 2014 381 210 2017 350 185 CPGA by Account CPGA by RGU

Projected Network Site Cost Per Covered POP Network (Core) Stack 7 Stack 8 2009 23 2010 21 2011 22 2014 24 2017 26 8k - 11k Sites 16k - 18.5k Sites 19k - 21.5k Sites 36k - 39k Sites 28k - 31k Sites Cumulative Sites:

Vision of Clearwire's Potential 2015 2017 Accounts EBITDA Margin Free Cash Flow >$13Bn > 23MM ~39% >$2.4Bn >$17.5Bn > 30.8MM ~44% >$3.8Bn <$350 per acct <$350 per acct 200,000k+ 11-12% $60 - $65 30 - 33k 70% / 30% 200,000k+ 14-15% $60 - $65 36 - 39k 70% / 30% Covered POPs Penetration of Covered POPs Retail ARPU per Account Total Sites Retail / Wholesale Revenue Split $34 - $36 $32 - $34

Roadmap to Completion Event Execute definitive agreement. Clearwire shareholder vote. Receive FCC and applicable regulatory approvals. Lender consents. Close transaction. Expected Timeline Completed. 4 - 6 months. 6 - 9 months. Prior to closing. Anticipated end of 2008.